Taxes on Income	12 Months Ended
Dec. 31, 2019
Taxes On Income [Abstract]
TAXES ON INCOME

NOTE 15:-	TAXES ON INCOME

a.	Tax rates applicable to the Company:

The Israeli statutory corporate tax rate and real capital gains tax rate were 23% in 2019 and 2018, and 24% in 2017.

b.	Tax assessments:

The assessments of the Company are deemed final through the 2014 tax year.

In addition, as of December 31, 2019, THR has submitted all reporting obligations until the day of its dissolution.

c.	Carryforward tax losses and other temporary differences:

The Company has accumulated tax losses since its inception.

As of December 31, 2019, the Company’s net carryforward tax losses are estimated to grow to approximately $39 million ($34 million as of December 31, 2018).